UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

(Exact name of registrant as specified in charter)

777 West Putnam Avenue, Suite 300, Greenwich, CT 06830

(Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  May 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL SHAREHOLDER REPORT

May 31, 2026 (Unaudited)

TANAKA GROWTH FUND

TGFRX

ADDITIONAL INFORMATION

This semi-annual shareholder report contains important information about the TANAKA Growth Fund - TGFRX (the “Fund”) for the period December 1, 2025 to May 31, 2026.

You can find additional information about the fund at https://tanaka.com/tanaka-growth-fund. You can also request this information by contacting us at 1-877-4-TANAKA.

expense Information

What were the Fund costs for the past six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*

TANAKA Growth Fund	$94	1.79%

*Annualized

management’s discussion of fund performance

The TANAKA Growth Fund was up 8.7% in its fiscal 2nd Quarter ending May 31st compared to gains of 14.0% and 10.5% for the Russell 3000 Growth index and the S&P 500.

Our top performers in the quarter included a mix of small-, mid-, and large-cap stocks across a variety of industries. Our largest biotech holding received approval for its ovarian cancer drug ahead of schedule, while a long-held pharmaceutical company was acquired at a 30% premium. Our lithium-ion battery producer and our cloud computing holding both saw accelerating revenue growth while our semiconductor and semi capital equipment companies continued to benefit from strong demand tied to AI data center spending. Partially offsetting gains were profit-taking in our basket of uranium and nuclear energy-related stocks after strong performance over the prior year while our financial stocks lagged due to regulatory concerns, private credit worries, and limited investor interest. A slower than expected conversion of new patients to revenue pressured one of our biotech holdings and our warehouse automation stock pulled back on valuation concerns despite continued revenue growth and a sizable backlog.

We continue to believe that today’s market environment, characterized by high index concentration, passive flows, momentum-driven leadership, and short-term investor focus, creates attractive opportunities for active investors willing to look through near-term volatility and take a longer-term view. Our portfolio strategy remains centered around three core secular themes: digital/AI transformation; healthcare innovation; and energy security, electrification, and industrial reshoring. We believe each theme is supported by a multi-year spending cycle, technological innovation, and strategic necessity, and provides opportunities to invest in Platform Growth companies whose value creation is less dependent on the macroeconomic backdrop. We also continue to look more broadly for companies across industries that have company-specific growth opportunities and have been overlooked by the market as well as more value-oriented stocks that can provide diversification and stability to the portfolio. We have been holding a higher-than-normal cash position this year, which gives us flexibility to prudently deploy capital into attractive long-term investments that we identify through our ongoing research efforts.

Performance graph

TOTAL RETURNS FOR THE FISCAL PERIOD ENDED MAY 31, 2026

FUND/INDEX	ONE YEAR	FIVE YEAR	TEN YEAR	VALUE
TANAKA Growth Fund	57.26%	15.85%	15.35%	$ 41,691
Russell 3000 Growth Index	29.11%	15.14%	18.39%	$ 54,148

Fund statistics

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$39,747,841	25	6.95%	$180,478

portfolio illustrations (% of total investments)

The following chart gives a breakdown of the Fund’s portfolio of investments as of May 31, 2026. Sectors are based on Global Industry Classification Standard.

top ten holdings (% OF Net ASsets)

1.	Argent Institutional Trust Co. Money Market Account	12.38%
2.	Corcept Therapeutics, Inc.	9.14%
3.	NVIDIA Corp.	7.41%
4.	United States Antimony Corp.	7.34%
5.	Nuvation Bio, Inc. Class A	5.83%
6.	NexGen Energy Ltd.	5.54%
7.	Aura Minerals, Inc.	5.49%
8.	Apple, Inc.	5.15%
9.	Intellia Therapeutics, Inc.	4.39%
10.	Applied Materials, Inc.	4.38%
	Total % of Net Assets	67.05%

HOW HAS THE FUND CHANGED

The Fund has changed its broad-based securities market index (benchmark index) from the Wilshire 2500 Growth Fund to the Russell 3000 Growth Index due to discontinuation of the Wilshire 2500 Growth Fund, effective December 31, 2025. The change in benchmark did not have any effect on the Fund’s investment objectives, strategies, or portfolio management.

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-877-4-TANAKA, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Fund or your financial intermediary.

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit https://tanaka.com/tanaka-growth-fund or contact the Fund at 1-877-4-TANAKA.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of registrant’s code of ethics will be provided to any person who requests it, without charge. To receive a copy of the registrant's code of ethics, write to the Fund at Tanaka Funds, Inc., 60 East 42nd Street, Suite 4000, New York, NY 10165.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)       Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)       Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert. Mr. David Fox is independent for purposes of this Item 3. He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

TANAKA Growth Fund

SEMI-ANNUAL FINANCIAL STATEMENTS

May 31, 2026

(Unaudited)

Fund Advisor:

Tanaka Capital Management, Inc.

777 West Putnam Avenue, Suite 300

Greenwich, CT 06830

Toll Free (877) 4TANAKA

TANAKA GROWTH FUND

Schedule of Investments
May 31, 2026 (Unaudited)

Shares		Value

COMMON STOCKS - 87.69%

Accident & Health Insurance - 2.34%
8,290	Aflac, Inc.	$ 931,962

Base Metals - 7.34%
325,000	United States Antimony Corp. *	2,918,500

Beverages - 1.90%
5,250	PepsiCo, Inc.	756,997

Biotech - 10.22%
124,000	Intellia Therapeutics, Inc. *	1,744,680
485,000	Nuvation Bio, Inc. Class A *	2,318,300
		4,062,980
Electronic Computers - 5.15%
6,563	Apple, Inc.	2,048,050

General Industrial Machinery & Equipment - 2.63%
22,500	Symbotic, Inc. Class A *	1,044,562

Fabricated Plate Work (Boiler Shops) - 0.85%
55,000	Terra Innovatum Global N.V. (Italy) # *	338,800

Investment Advice - 1.93%
16,875	The Carlyle Group, Inc.	766,631

Measuring & Controlling Device - 3.41%
5,253	Onto Innovation, Inc. *	1,356,535

Miscellaneous Metal Ores - 15.73%
28,250	Aura Minerals, Inc. (British Virgin Islands) #	2,182,878
11,800	Cameco Corp. (Canada) #	1,329,860
190,889	NexGen Energy Ltd. (Canada) # *	2,200,916
39,000	Uranium Energy Corp. *	537,030
		6,250,684
Pharmaceutical Preparations - 9.14%
52,255	Corcept Therapeutics, Inc. *	3,631,200

Radio & TV Broadcasting & Communications Equipment - 2.98%
4,723	Qualcomm, Inc.	1,185,567

Renewable Energy Equipment - 3.82%
130,000	Electrovaya, Inc. *	1,519,700

Retail-Catalog & Mail-Order Houses - 2.54%
3,730	Amazon.com, Inc. *	$ 1,009,487

Security Brokers, Dealers & Flotation Companies - 2.11%
11,940	Stifel Financial Corp.	837,591

Semiconductors & Related Devices - 12.82%
3,870	Applied Materials, Inc.	1,741,732
5,500	nLight, Inc. *	407,660
13,950	NVIDIA Corp.	2,945,403
		5,094,795
Services-Business Services - 1.57%
1,260	MasterCard, Inc. Class A	622,415

Services-Computer Programming, Data - 1.21%
760	Meta Platforms, Inc. Class A	480,708

TOTAL FOR COMMON STOCKS (Cost $13,477,820) - 87.69%		34,857,164

SHORT-TERM INVESTMENTS - 12.38%
4,920,170	Argent Institutional Trust Co. Money Market Account 3.54% **	4,920,170
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $4,920,170) - 12.38%		4,920,170

TOTAL INVESTMENTS (Cost $18,397,990) - 100.07%		39,777,334

LIABILITIES LESS OTHER ASSETS, NET - (0.07)%		(29,493)

NET ASSETS - 100.00%		$ 39,747,841

* Non-income producing securities during the period.
** The Money Market Account ("MMA") is a short-term investment vehicle in which the Fund holds cash balances. The
MMA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount.The coupon rate shown represents the yield at May 31, 2026.
# Total value for foreign common stock is $6,052,454, representing 15.23% of net assets.
The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

Statement of Assets and Liabilities
May 31, 2026 (Unaudited)

Assets:
Investments, at Value (Cost $18,397,990)	$39,777,334
Cash	3,422
Receivables:
Dividends and Interest	16,073
Shareholder Subscriptions	507
Prepaid Expenses	23,159
Total Assets	39,820,495
Liabilities:
Due to Advisor	36,310
Shareholder Redemptions	6,281
Directors' Fees	2,506
Audit and Tax Fees	9,443
Custody Fees	248
Distribution (12b-1) Fees	12,619
Transfer Agent and Fund Accounting Fees	4,328
Miscellaneous Fees	919
Total Liabilities	72,654
Net Assets	$39,747,841

Net Assets Consist of:
Paid-In Capital	$16,724,138
Distributable Earnings	23,023,703
Net Assets, for 601,812 Shares Outstanding	$39,747,841

Net Asset Value and Offering Price Per Share	$ 66.05

Minimum Redemption Price Per Share ($66.05*0.98) (Note 7) (a)	$ 64.73

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occurring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

Statement of Operations
For the six months ended May 31, 2026 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $170)	$ 103,151
Interest	77,157
Total Investment Income	180,308

Expenses:
Advisory	180,478
Distribution (12b-1) Fees	45,120
Transfer Agent and Fund Accounting	25,366
Administrative	18,048
Audit and Tax	10,556
Legal	8,892
Registration	10,819
Printing and Mailing	3,984
Directors' Fees	5,056
Insurance	4,959
Miscellaneous	5,808
Custody Fees	3,488
Total Expenses	322,574

Net Investment Loss	(142,266)

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments and Foreign Currency Transactions	1,808,127
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,805,263
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:	3,613,390

Net Increase in Net Assets Resulting from Operations	$ 3,471,124

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

Statements of Changes in Net Assets

	(Unaudited)
	Six Months
	Ended	Year Ended
	5/31/2026	11/30/2025
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (142,266)	$ (284,046)
Net Realized Gain on Investments and Foreign Currency Transactions	1,808,127	4,174,686
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	1,805,263	4,108,877
Net Increase in Net Assets Resulting from Operations	3,471,124	7,999,517

Total Distributions Paid to Shareholders
Distributions	(3,509,406)	(1,390,144)
Return of Capital	-	-
Total Distributions	(3,509,406)	(1,390,144)

Capital Share Transactions (Note 7)	8,355,230	1,549,672

Total Increase	8,316,948	8,159,045

Net Assets:
Beginning of Period/Year	31,430,893	23,271,848

End of Period/Year	$ 39,747,841	$ 31,430,893

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

Financial Highlights
Selected data for a share outstanding throughout each period/year.

	(Unaudited)
	Six Months
	Ended		Years Ended
	5/31/2026		11/30/2025	11/30/2024	11/30/2023	11/30/2022		11/30/2021

Net Asset Value, at Beginning of Period/Year	$ 67.23		$ 52.37	$ 39.51	$ 29.65	$ 40.09		$ 24.71

Income From Investment Operations:
Net Investment Loss *	(0.24)		(0.63)	(0.56)	(0.35)	(0.37)		(0.64)
Net Gain (Loss) on Securities (Realized and Unrealized) ****	6.45		18.65	13.42	10.24	(7.42)		16.02
Total from Investment Operations	6.21		18.02	12.86	9.89	(7.79)		15.38

Distributions:
Realized Gains	(7.39)		(3.16)	-	(0.03)	(2.65)		-
Return of Capital	-		-	-	-	-	†	-
Total from Distributions	(7.39)		(3.16)	-	(0.03)	(2.65)		-

Redemption Fees ***	-	†	-	-	-	-		-	†

Net Asset Value, at End of Period/Year	$ 66.05		$ 67.23	$ 52.37	$ 39.51	$ 29.65		$ 40.09

Total Return **	10.46%	(b)	37.02%	32.55%	33.41%	(20.58)%		62.24%

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 39,748		$ 31,431	$ 23,272	$ 20,831	$ 15,465		$ 22,638
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	1.79%	(a)	1.95%	1.99%	2.15%	2.14%		1.98%
Ratio of Net Investment Loss to Average Net Assets	(0.79)%	(a)	(1.21)%	(1.26)%	(1.08)%	(1.19)%		(1.37)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	1.79%	(a)	1.95%	1.99%	2.15%	2.14%		2.19%
Ratio of Net Investment Loss to Average Net Assets	(0.79)%	(a)	(1.21)%	(1.26)%	(1.08)%	(1.19)%		(1.58)%
Portfolio Turnover	6.95%	(b)	23.35%	15.04%	8.60%	7.65%		37.50%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.
** Assumes reinvestment of dividends, if any.
*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.
**** Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a) Annualized.
(b) Not Annualized.
† Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund

Notes to Financial Statements

May 31, 2026 (Unaudited)

NOTE 1. ORGANIZATION

The TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund's performance may be affected disproportionately by the performance of relatively few stocks. In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024) or expected to be taken in the Fund’s 2025 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended May 31, 2026, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from its ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has designated the Advisor as the valuation designee in accordance with Rule 2a-5 of the Investment Company Act of 1940.

Fair Value Pricing – Under certain circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close. However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced. Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship, and are categorized in Level 2.

Fixed income securities (convertible bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized in Level 1.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of May 31, 2026:

Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 34,857,164	$ -	$ -	$ 34,857,164
Short-Term Investments	4,920,170	-	-	4,920,170
	$ 39,777,334	$ -	$ -	$ 39,777,334

*Industry classifications for these categories are detailed in the Schedule of Investments.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, and Benjamin Bratt, portfolio manager and Treasurer, are primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended May 31, 2026, the Advisor earned a fee of $180,478 from the Fund. At May 31, 2026, the Fund owed the Advisor $33,009 for management fees.

Pursuant to a written expense limitation agreement, the Fund's Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), so that the Fund’s ratio of total annual operating expenses is limited to 2.45% for Class R shares. The expense limitation agreement is effective on an annual basis and may be terminated only by the Board of Trustees by providing 90 days notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for Class R Shares. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. As of the six months ended May 31, 2026, there are no previously reimbursed fees available for recoupment.

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund. As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the first $50 million in average daily net assets of the Fund. For the six months ended May 31, 2026, the Advisor earned a fee of $18,048 from the Fund under the Administrative Agreement. At May 31, 2026, the Fund owed the Advisor $3,301 for administrative fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized (each such plan, a "Distribution Plan") as amended and approved on December 14, 2020. The Fund is obligated to pay a fee computed and accrued daily at an annual rate not greater than 0.25% of the average daily net assets. The 12b-1 fees are paid to brokers, dealers and other financial institutions, including the investment adviser to the Fund, (collectively, the “Service Organizations”) for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the six months ended May 31, 2026, were $45,120. For the six months ended May 31, 2026, the Advisor received 12b-1 fees of $23,407 that were used by the Advisor to cover allowable expenses under the Distribution Plan.

NOTE 5. SEGMENT REPORTING

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and their role, the Advisor is deemed to be the Chief Operating Decision Maker.

NOTE 6. INVESTMENTS

For the six months ended May 31, 2026, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 4,840,211
Sales	$ 2,180,222

NOTE 7. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund. Capital share transactions for the six months ended May 31, 2026 and year ended November 30, 2025, respectively, were as follows:

	Six Months Ended 5/31/26		Year Ended 11/30/25
	Shares	$ Amount	Shares	$ Amount
Shares sold	204,178	$ 12,328,862	52,399	$ 3,165,155
Shares reinvested	57,719	3,433,128	28,906	1,354,267
Redemption fees	-	864	-	-
Shares redeemed	(127,593)	(7,407,624)	(58,191)	(2,969,750)
Net increase (decrease)	134,304	$ 8,355,230	23,114	$ 1,549,672

For the six months ended May 31, 2026, the shares redeemed amounts include account servicing fees of $727 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase. For the six months ended May 31, 2026, $864 of redemption fees were collected by the Fund from shareholder transactions and the year ended November 30, 2025, no redemption fees were collected from shareholder transactions.

NOTE 8. TAX MATTERS

As of November 30, 2025, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

Gross unrealized appreciation on investment securities	$ 19,606,449
Gross unrealized depreciation on investment securities	(32,368)
Net unrealized appreciation on investment securities	$ 19,574,081

Tax Cost of investment securities *	$ 11,878,191

* Includes short-term investment.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2025, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$19,574,081
Ordinary Late Year Losses	(262,271)
Undistributed Ordinary Income	970,096
Undistributed Capital Gains	2,780,079
Total Distributable Earnings, Net	$23,061,985

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and late year losses are determined only at the end of each fiscal year. As of November 30, 2025, the Fund elected to defer ordinary late year losses as indicated in the chart below.

Ordinary Late Year Losses Deferred	$ 262,271

As of November 30, 2025, the Fund recorded permanent book/tax differences of $90,888 from distributable earnings (a decrease to distributable earnings) to paid-in-capital (an increase to paid-in-capital) due to the current year utilization of earnings and profits distributed to shareholders on redemption of shares and prior year distributions.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2025, the Fund did not have any capital loss carryforwards.

For the year ended November 30, 2025, there was a long-term capital gain distribution of $1,390,144 paid.

For the six months ended May 31, 2026, there was an ordinary income distribution of $970,096 and a long-term capital gains distribution of $2,539,310 paid.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of May 31, 2026, National Financial Services Corp. held in omnibus accounts for the benefit of others approximately 27% of the voting securities of the Fund and may be deemed to control the Fund.

NOTE 10. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 11. SECTOR RISK

If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the technology sector it will be affected by developments affecting the applicable sector.  The sector is subject to changing government regulations that may limit profits and restrict services offered. Companies in this sector also may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence.

NOTE 12. MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 13. New Accounting Pronouncement

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is June 11, 2026 for Funds with more than $1 billion in assets and December 11, 2026 for Funds with less than $1 billion in assets. Management is currently evaluating the impact of the new rule.

On December 14, 2023, the FASB issued ASU 2023-09-Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to Accounting Standards Codification 740, Income Taxes. The Fund has adopted ASU 2023-09 as of May 31, 2026, with no material impact on the Fund's financial statements.

NOTE 14. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no further events requiring disclosure or adjustment.

TANAKA Growth Fund

Additional Information

May 31, 2026 (Unaudited)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. The Fund’s first and third fiscal quarters end on February 28 and August 31. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room). You may also obtain copies by calling the Fund at 1-877-4TANAKA.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 16.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1) EX-99.CODE ETH. Not applicable.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)       EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     July 28, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  July 28, 2026

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date  July 28, 2026

* Print the name and title of each signing officer under his or her signature.